Exhibit 99.2

 Second Quarter 2025   Earnings Call  July 29, 2025

 Forward-Looking Statements  Certain statements contained in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. This presentation may contain “forward-looking statements” with respect to our business, results of operations and financial condition, and our expectations or beliefs concerning future events and conditions. You can identify forward-looking statements because they contain words such as, but not limited to, “believes,” “expects,” “may,” “should,” “approximately,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” likely,” “will,” “would,” “could” and similar expressions (or the negative of these terminologies or expressions). All forward-looking statements involve risks and uncertainties. Many risks and uncertainties are inherent in our industry and markets, while others are more specific to our business and operations. These risks and uncertainties include, but are not limited to: market competition; economic downturn or industry specific conditions including the impacts of tax and tariff programs, inflation, foreign currency exchange, and industry consolidation; disruption to business operations; natural disasters including severe flooding and other weather-related events; the conflict between Russia and Ukraine and other geopolitical tensions; the inability to meet customer demand and quality requirements; the loss of key customers, suppliers or other business relationships; supply disruptions; excessive inflation; the capacity and effectiveness of our hedging policy activities; the loss of key employees; levels of indebtedness which could limit our operating flexibility and opportunities; and other risk factors set forth under the heading “Risk Factors” in our Annual Report on Form 10-K, and as described from time to time in subsequent reports filed with the U.S. Securities and Exchange Commission. The occurrence of the events described and the achievement of the expected results depend on many events, some or all of which are not predictable or within our control. Consequently, actual results may differ materially from the forward-looking statements contained in this press release. We undertake no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.  Second Quarter 2025 - Earnings Call - 2

 Non-GAAP Measures  This presentation includes information regarding certain non-GAAP financial measures, including Adjusted EBITDA, Free Cash Flow and Net debt. These measures are presented because management uses this information to monitor and evaluate financial results and trends and believes this information to also be useful for investors. Adjusted EBITDA measures are frequently used by securities analysts, investors and other interested parties in their evaluation of Constellium and in comparison to other companies, many of which present an adjusted EBITDA-related performance measure when reporting their results. Adjusted EBITDA, Free Cash Flow and Net debt are not presentations made in accordance with U.S. GAAP and may not be comparable to similarly titled measures of other companies. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measures. This presentation provides a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. For the definitions or Adjusted EBITDA, Free Cash Flow and Net debt, please refer to our accompanying press release.  We are not able to provide a reconciliation of Adjusted EBITDA guidance to net income, the comparable GAAP measure, because certain items that are excluded from Adjusted EBITDA cannot be reasonably predicted or are not in our control. In particular, we are unable to forecast the timing or magnitude of realized and unrealized gains and losses on derivative instruments, non-cash impact of metal price lag, impairment or restructuring charges, or taxes without unreasonable efforts, and these items could significantly impact, either individually or in the aggregate, our net income in the future.  Second Quarter 2025 - Earnings Call - 3

 Jean-Marc Germain  Chief Executive Officer

  Q2 2025 Highlights  Safety: Recordable case rate (RCR)(1) of 2.6 per million hours worked in Q2 2025; YTD RCR of 1.8 per million hours worked  Shipments: 384 thousand tons (+2% YoY)  Revenue: $2.1 billion (+9% YoY)  Net income: $36 million  Adjusted EBITDA: $146 million  Includes negative non-cash metal price lag impact of $13 million  Cash from Operations: $114 million  Free Cash Flow: $41 million  Shareholder Returns: repurchased 3.4 million shares of the Company stock for $35 million  Leverage: 3.6x at June 30, 2025  Note: Segment Adjusted EBITDA excludes the non-cash impact of metal price lag. Amounts may not sum due to rounding.  Solid Q2 results despite continued demand weakness across most of our end markets  Second Quarter 2025 - Earnings Call - 5   Adjusted EBITDA Bridge  in $ millions  (1) Recordable case rate measures the number of fatalities, serious injuries, lost-time injuries, restricted work injuries, or medical treatments per one million hours worked.

 Current Assessment of Tariffs and Potential Impact on Constellium  Second Quarter 2025 - Earnings Call - 6  Tariffs remain a very fluid situation; we are continually monitoring and assessing the potential impact of current and   future trade policies; at this stage we believe it presents opportunities for Constellium, and comes with some costs

 Jack Guo  Chief Financial Officer

 Q2 2025  Q2 2024% △  Shipments (kt)  53  60   (11) %  Revenue ($m)  492   487    1 %  Segment Adj. EBITDA ($m)  78  90   (13) %  Segment Adj. EBITDA ($ / t)   1,467    1,506    (3) %  Aerospace & Transportation  Q2 2025 Segment Adjusted EBITDA Bridge  Q2 2025 Performance  Second Quarter 2025 - Earnings Call - 8  Segment Adjusted EBITDA of $78 million  Lower aerospace and TID shipments  Favorable price and mix  Lower operating costs  Favorable foreign exchange translation

 Q2 2025  Q2 2024% △  Shipments (kt)  276  262   5 %  Revenue ($m)  1,235  1,079   14 %  Segment Adj. EBITDA ($m)  74  66   12 %  Segment Adj. EBITDA ($ / t)  268  252   6 %  Packaging & Automotive Rolled Products  Q2 2025 Segment Adjusted EBITDA Bridge  Q2 2025 Performance  Second Quarter 2025 - Earnings Call - 9  Segment Adjusted EBITDA of $74 million  Higher packaging shipments and improved Muscle Shoals performance; lower automotive shipments  Unfavorable price and mix  Lower operating costs; unfavorable metal costs  Favorable foreign exchange translation

 Q2 2025  Q2 2024% △  Shipments (kt)  55  56   (1) %  Revenue ($m)  421   384    10 %  Segment Adj. EBITDA ($m)  18  30   (40) %  Segment Adj. EBITDA ($ / t)   329    540    (39) %  Automotive Structures & Industry  Q2 2025 Segment Adjusted EBITDA Bridge  Q2 2025 Performance  Second Quarter 2025 - Earnings Call - 10  Segment Adjusted EBITDA of $18 million  Lower automotive; higher industry shipments  Unfavorable price and mix  Lower operating costs; unfavorable net impact from tariffs  Favorable foreign exchange translation

 Free Cash Flow of $38 million; compared to H1 2024:  Favorable change in working capital  Lower capex  Lower cash taxes  Lower Segment Adjusted EBITDA  Higher cash interest  Repurchased 4.8 million shares for $50 million  in $ millions  H1 2025  H1 2024  Net cash flows from operating activities  172  175  Purchases of property, plant and equipment net of property, plant and equipment inflows  (134)  (151)  Free Cash Flow  38  24  Collection of deferred purchase price receivables  2  40  Track Record of Free Cash Flow(1) Generation  in $ millions  H1 2025 Free Cash Flow Highlights  Current 2025 Expectations  Second Quarter 2025- Earnings Call - 11  (1) Excludes $85 million, $97 million, and $90 million of cash received for collection of deferred purchase price receivables for the 2024, 2023 and 2022 periods, respectively, as a result of IFRS to U.S. GAAP conversion.  >120  Free Cash Flow: >$120 million  Capex: ~$325 million  Cash interest: ~$125 million  Cash taxes: ~$45 million  TWC/Other: modest use of cash  Free Cash Flow  2025E

 Leverage of 3.6x at quarter-end  Target leverage range of 1.5x to 2.5x  Expect to be at or below 3.0x by the end of 2025  No bond maturities until 2028  Strong liquidity position  Debt / Liquidity Highlights  Net Debt and Liquidity  Maturity Profile(1)  in $ millions  Liquidity  in $ millions  Net Debt and Leverage  in $ millions  Strong balance sheet and improved financial flexibility give us confidence  to manage varying business conditions  Leverage = Net Debt / LTM Segment Adjusted EBITDA, which excludes non-cash impact of metal price lag  (1) See Debt Table in the Appendix for more details  Second Quarter 2025- Earnings Call - 12

 Jean-Marc Germain  Chief Executive Officer

 End Market Outlook  Second Quarter 2025- Earnings Call - 14  Sources: CRU International, Aluminum Rolled Products Market Outlook May 2025.  Aerospace  13% of LTM revenues  Packaging  42% of LTM revenues  Automotive  27% of LTM revenues  Other Specialties  18% of LTM revenues  Current Market Trends:  Demand in North America has softened  Demand remains weak in Europe  Tariff uncertainty  Current Market Trends:  Demand has stabilized at low levels in North America  Demand remains weak in Europe  Current Market Trends:  Demand remains healthy in both North America and Europe  Current Market Trends:  Demand has stabilized in aviation and space; military aircraft remains healthy  OEMs continue to deal with supply chain challenges  SECULAR GROWTH  Fuel economy  Lightweighting  Reduced emissions  Electric vehicles  Safety  DIVERSIFIED CYCLES  Diversified end markets with separate cycles  Lightweighting in Transportation  SECULAR GROWTH  Sustainability  Recyclability  Can makers adding capacity to meet long-term demand  LT SECULAR GROWTH  Fuel economy  Lightweighting  Long-term market trends expected to remain intact  CAGR (2024-2029): demand for aluminum canstock market  North America: 3.6%  Europe: 4.1%  CAGR (2024-2029): demand for aerospace aluminum rolled product market  North America + Europe: 8.5%  Est. New Commercial Aircraft  >42K between 2024 and 2043  CAGR (2024-2029): consumption of aluminum auto body sheet  North America: 3.2%  Europe: 7.8%  Growth is expected to be in-line with or above gross domestic product (GDP)

 Solid performance in Q2 2025 with improvement in H2 2025  Solid Q2 results despite continued demand weakness across most of our end markets outside of packaging   Remain focused on strong cost control, Free Cash Flow generation, and commercial and capital discipline  Returned $35 million to shareholders through the repurchase of 3.4 million shares during the quarter  Tariffs are creating uncertainty in many of our end markets, especially automotive, but we are proactively managing the business to the current environment  H2 2025 outlook includes timing of certain tariff mitigations and customer compensations, more favorable scrap purchasing, Valais ramp-up, and favorable foreign exchange translation  Exciting future ahead with opportunities to grow our business and enhance profitability and returns  Portfolio serving diversified and generally resilient end markets  Durable, sustainability-driven secular growth trends driving increased demand for our products  Infinitely recyclable aluminum is part of the circular economy  Previously-indicated Adjusted EBITDA drivers within our control; market recoveries provide additional upside   Execution focused with proven ability to flex costs  Substantial value creation opportunities remain longer term, planting the seeds today for future growth and profitability  Strong balance sheet and Free Cash Flow generation allow financial flexibility and balanced capital allocations  Approximately $171 million remaining on existing share repurchase program(2)(3)  Key Messages and Guidance  Focused on executing our strategy and increasing shareholder value  Targets  (1) Excludes the non-cash impact of metal price lag.  (2) Full execution of share repurchase program will require shareholder approval annually at the Annual General Meeting.  (3) Expires December 31, 2026.  Second Quarter 2025 - Earnings Call - 15  2025 Adjusted EBITDA(1)  $620 million to $650 million  ———  2025 Free Cash Flow  >$120 million  ———  2028 Adjusted EBITDA(1)  $900 million  ———  2028 Free Cash Flow  $300 million  ———  Leverage  1.5x - 2.5x

 Appendix

 Reconciliation of Net Income to Adjusted EBITDA  ≥130  Three months ended June 30,  Six months ended June 30,  (in millions of U.S. dollar)  2025  2024  2025  2024  Net income   36    77    74    99   Income tax expense   20    27    44    35   Income before tax   56    104    118    134   Finance costs - net   29    25    56    52   Expenses on factoring arrangements    6    5    11    10   Depreciation and amortization   82    76    160    151   Impairment of assets   —    5    —    8   Restructuring costs   1    3    2    3   Unrealized gains on derivatives   (33)   (4)   (21)   —   Unrealized exchange gains from the remeasurement of monetary assets and liabilities – net   (1)   —    —    (2)  Pension and other post-employment benefits - non - operating gains   (4)   (4)   (7)   (7)  Share based compensation costs   7    7    13    13   Losses on disposal    1    —    1    1   Other   2    8    (1)   8   Adjusted EBITDA   146    225    332    371   of which Metal price lag (1)   (13)   45    33    31   Second Quarter 2025 - Earnings Call - 17  (1) Excluded in Segment Adjusted EBITDA

 Three months ended June 30,  Six months ended June 30,  (in millions of U.S. dollar)  2025  2024  2025  2024  Net cash flows from operating activities   114    138    172    175   Purchases of property, plant and equipment net of property, plant and equipment inflows   (73)   (84)   (134)   (151)  Free Cash Flow   41    54    38    24   Collection of deferred purchase price receivables   —    23    2    40   Year ended December 31,  (in millions of U.S. dollar)  2024  2023  2022  Net cash flows from operating activities   301    432    365   Purchases of property, plant and equipment net of property, plant and equipment inflows   (401)   (365)   (284)  Free Cash Flow   (100)   67    81   Collection of deferred purchase price receivables   85    97    90   Second Quarter 2025 - Earnings Call - 18  Free Cash Flow Reconciliation

 Net Debt Reconciliation  ≥130  (in millions of U.S. dollar)  June 30, 2025  March 31, 2025  December 31, 2024  September 30, 2024  June 30, 2024  Borrowings   2,026    1,943    1,918    1,914    1,898   Fair value of net debt derivatives,  net of margin calls   2    1    (1)   1    —   Cash and cash equivalents   (133)   (118)   (141)   (170)   (228)  Net Debt   1,895    1,826    1,776    1,745    1,670   LTM Segment Adjusted EBITDA(1)   526    547    568    648    702   Leverage  3.6x  3.3x  3.1x  2.7x  2.4x   (1) Segment Adjusted EBITDA excludes non-cash metal price lag  Second Quarter 2025 - Earnings Call - 19

 Reconciliation of LTM Segment Adjusted EBITDA to Net Income  ≥130  Twelve months ended  (in millions of U.S. dollar)  June 30, 2025  March 31, 2025  December 31, 2024  September 30, 2024  June 30, 2024  P&ARP   263    255    242    271    278   A&T   261    273    285    312    345   AS&I   46    57    74    93    110   H&C   (43)   (38)   (33)   (29)   (32)  Segment Adjusted EBITDA   526    547    568    648    702   Metal price lag   56    115    55    14    (12)  Adjusted EBITDA   583    663    623    662    689   Depreciation and amortization   (313)   (307)   (304)   (299)   (302)  Impairment of assets   (16)   (21)   (24)   (21)   (22)  Share based compensation costs   (25)   (24)   (25)   (25)   (24)  Pension and other post-employment benefits - non service costs   11    11    11    13    13   Restructuring costs   (10)   (12)   (11)   (7)   (3)  Unrealized (losses) / gains on derivatives   19    (9)   (1)   21    28   Unrealized exchange (losses) / gains from the remeasurement of monetary assets and liabilities – net   (1)   (2)   1    (1)   —   Losses / (gains) on disposal   (1)   (4)   (4)   (3)   44   Expenses on factoring arrangements   (22)   (22)   (22)   (23)   (23)  Other   9    6    2    (10)   (9)  Finance costs - net   (115)   (112)   (111)   (109)   (107)  Income before tax   119    168    135    200    286   Income tax expense   (85)   (92)   (76)   (88)   (94)  Net income   34    75    60    112    192   (1) Segment Adjusted EBITDA excludes non-cash metal price lag  Second Quarter 2025 - Earnings Call - 20

 Debt Table  ≥130  Second Quarter 2025 - Earnings Call - 21  At June 30,  At December 31,  2025  2024  (in millions of U.S. dollar)  Nominal Value in Currency  Nominal rate  Effective rate  Face Value  Debt issuance costs  Accrued interest  Carrying value  Carrying value  Secured Pan-U.S. ABL (due 2029)  $ 70   Floating   5.74%   70    —    1    71    56   Senior Unsecured Notes  Issued June 2020 and due 2028  $ 325    5.625%   6.05%   325    (3)   1    323    323   Issued February 2021 and due 2029  $ 500    3.750%   4.05%   500    (4)   4    500    500   Issued June 2021 and due 2029  € 300    3.125%   3.41%   351    (3)   5    353    313   Issued August 2024 and due 2032  $ 350    6.375%   6.77%   350    (6)   8    352    353   Issued August 2024 and due 2032  € 300    5.375%   5.73%   352    (6)   7    353    313   Finance lease liabilities   31    —    —    31    30   Other loans   43    —    —    43    30   Total debt   2,022    (22)   26    2,026    1,918   Of which non-current   1,972    1,879   Of which current   54    39